Causeway International Opportunities Fund

Institutional Class (CIOIX)

Investor Class (CIOVX)

SUPPLEMENT DATED AUGUST 20, 2014

TO THE PROSPECTUS DATED JANUARY 28, 2014

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION

BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN

CONJUNCTION WITH THE PROSPECTUS.

Causeway Capital Management LLC (the “Investment Adviser”) has proposed the restructuring of Causeway International Opportunities Fund (the “Fund”) from a “fund of funds” to a Fund making direct investments in securities. Effective the date hereof, a new paragraph is added after the eighth paragraph under “Taxes” in the Prospectus, as follows:

The Investment Adviser has proposed the restructuring of the Fund from a “fund of funds” to a Fund making direct investments in securities. In connection with this proposal, the Board of Trustees of Causeway Capital Management Trust has approved a new Investment Advisory Agreement for the Fund with the Investment Adviser and called a shareholder meeting to vote on the approval of the new Investment Advisory Agreement. The restructuring would only occur if the new Investment Advisory Agreement is approved by shareholders of the Fund who held their shares on August 8, 2014. To restructure the Fund to make direct investments, the Fund must redeem its shares of the underlying Causeway Funds owned by the Fund. This will cause the Fund to realize capital gains at the time of redemption. As a result, the Fund is expected to pay a significantly higher taxable distribution in 2014 of net short-term capital gain and net capital gain than it has in prior years. Taxable investors receiving the distributions should be prepared to pay taxes on them.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

CCM-SK-021-0100